UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 9, 2008

MutualFirst Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-27905	35-2085640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street Muncie, Indiana		47305-2419
(Address of Principal Executive Offices)		(Zip Code)

(765) 747-2800
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NEXT PAGE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On July 9, 2008, the Board of Directors of MutualFirst Financial, Inc., a Maryland corporation (the "Company"), appointed Charles J. Viater, Michael J. Marien, Jonathan E. Kintner and Edward C. Levy as directors of the Company, to be effective upon completion of the Company's acquisition of MFB Corp., an Indiana corporation ("MFB"). Messrs. Viater, Marien, Kintner and Levy were also appointed as directors of the Company's subsidiary savings bank, Mutual Bank, to be effective upon completion of the merger of MFB's subsidiary savings bank, MFB Financial, into Mutual Bank.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        In connection with the appointment of Messrs. Viater, Marien, Kintner and Levy as directors of the Company, the Company's Board of Directors adopted a resolution electing to have the Company be governed by Section 3-804(c) of the Maryland General Corporation Law. This section provides that, notwithstanding any provision in the Company's charter or bylaws to the contrary, in the case of any vacancy in the Company's Board of Directors that results from an increase in the size of the Board or the death, resignation or removal of a director, (i) such vacancy may be filled only by a majority of the remaining directors in office, even if less than a quorum (which is consistent with the Company's charter and bylaws) and (ii) a director elected to fill such vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified (in contrast to the Company's charter and bylaws, which provide that such director serves only until the next annual meeting of stockholders). The Board made this election in order to achieve a more equal balance in the number of directors in each of the Board's three classes. A copy of the articles supplementary to the Company's charter containing the resolution, as filed with the Department of Assessments and Taxation of the State of Maryland on July 15, 2008, is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

        (d)  Exhibits

Exhibit No.	Description
3.1	Articles supplementary to the Company's charter filed with the Department of Assessments and Taxation of the State of Maryland on July 15, 2008

NEXT PAGE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2008	MUTUALFIRST FINANCIAL, INC.

	By:	/s/ David W. Heeter David W. Heeter President and Chief Executive Officer

NEXT PAGE

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles supplementary to the Company's charter filed with the Department of Assessments and Taxation of the State of Maryland on July 15, 2008

4